UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/25/2012

BMC Software, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-16393

Delaware	74-2126120
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2101 CityWest Blvd.
Houston, TX 77042-2827
(Address of principal executive offices, including zip code)

713-918-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

BMC Software, Inc. (the "Company") held its Annual Meeting of Stockholders on July 25, 2012 (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders elected 12 directors to the Company's Board of Directors, approved the BMC Software, Inc. 2013 Employee Stock Purchase Plan, ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2013, and approved an advisory vote on executive compensation.

Final voting results for each of the matters voted on at the Annual Meeting are set forth below.

Proposal One: Election of Directors

    The 12 nominees named in the Company's proxy materials were elected to serve as directors until the 2013 annual meeting and until his or her respective successor has been duly elected and qualified. Information as to the final vote on each director standing for election is provided below:

Robert E. Beauchamp:

Votes For - 120,639,324
Votes Against - 10,007,015
Votes Abstaining - 2,664,613
Broker Non-Votes - 26,559

Jon E. Barfield:

Votes For - 110,191,296
Votes Against - 20,444,368
Votes Abstaining - 2,675,288
Broker Non-Votes - 26,559

Gary L. Bloom:

Votes For - 121,647,497
Votes Against - 8,987,995
Votes Abstaining - 2,675,460
Broker Non-Votes - 26,559

John M. Dillon:

Votes For - 129,499,697
Votes Against - 3,487,252
Votes Abstaining - 324,003
Broker Non-Votes - 26,559

Meldon K. Gafner:

Votes For - 120,991,840
Votes Against - 9,643,502
Votes Abstaining - 2,675,610
Broker Non-Votes - 26,559

Mark J. Hawkins:

Votes For - 110,851,483
Votes Against - 19,781,894
Votes Abstaining - 2,677,575
Broker Non-Votes - 26,559

Stephan A. James:

Votes For - 121,653,734
Votes Against - 8,982,843
Votes Abstaining - 2,674,375
Broker Non-Votes - 26,559

P. Thomas Jenkins:

Votes For - 121,214,040
Votes Against - 9,422,713
Votes Abstaining - 2,674,199
Broker Non-Votes - 26,559

Louis J. Lavigne, Jr.:

Votes For - 121,643,544
Votes Against - 8,992,108
Votes Abstaining - 2,675,300
Broker Non-Votes - 26,559

Kathleen A. O'Neil:

Votes For - 110,777,390
Votes Against - 19,858,302
Votes Abstaining - 2,675,260
Broker Non-Votes - 26,559

Carl James Schaper

Votes For - 129,533,228
Votes Against - 3,452,121
Votes Abstaining - 325,603
Broker Non-Votes - 26,559

Tom C. Tinsley:

Votes For - 121,012,713
Votes Against - 9,624,646
Votes Abstaining - 2,673,593
Broker Non-Votes - 26,559

Proposal Two: The approval of the BMC Software, Inc. 2013 Employee Stock Purchase Plan.

The final voting results were as follows:

Votes For - 129,985,473

Votes Against - 876,665
Votes Abstaining - 2,448,814
Broker Non-Votes - 26,559

Proposal Three: The ratification of the appointment by the Company's Audit Committee of Ernst & Young LLP as independent registered public accounting firm of the Company for the fiscal year ending March 31, 2013.

The final voting results were as follows:

Votes For - 130,095,160

Votes Against - 808,031
Votes Abstaining - 2,434,320
Broker Non-Votes - 0

Proposal Four: An advisory vote on compensation for the Company's named executive officers.

The final voting results were as follows:

Votes For - 130,821,590

Votes Against - 2,308,356
Votes Abstaining - 181,006
Broker Non-Votes - 26,559

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC Software, Inc.

Date: July 26, 2012	By:	/s/ Christopher C. Chaffin
Christopher C. Chaffin
Vice President, Deputy General Counsel & Assistant Secretary